UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – January 21, 2009

CODORUS VALLEY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-15536	23-2428543
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Number)
of incorporation)

105 Leader Heights Road
P.O. Box 2887
York, Pennsylvania	17405-2887
(Address of principal executive offices)	(Zip code)

717-747-1519
(Registrant’s telephone number including area code)

N/A
 (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

CODORUS VALLEY BANCORP, INC.
FORM 8-K

Section 2 – Financial Information

     Item 2.02  Results of Operations and Financial Condition.

(a)  On January 21, 2009, Codorus Valley Bancorp, Inc. (Codorus Valley) issued a Press Release, attached as Exhibit 99.1, announcing the declaration of a quarterly cash dividend and the results of operations, in summary form, for the period ended December 31, 2008, compared to the period ended December 31, 2007.

Section 9 – Financial Statements and Exhibits.

   Item 9.01 Financial Statements and Exhibits

(c)  Exhibits.

No.           Description
99.1	Press release of Codorus Valley Bancorp, Inc., dated January 21, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codorus Valley Bancorp, Inc.
(Registrant)

Date: January 21, 2009                                                                                     /s/ Larry J. Miller
Larry J. Miller
President and Chief
Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

99.1	Press release of Codorus Valley Bancorp, Inc., dated January 21, 2009.